EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cody Love, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, On Demand Heavy Duty, Corp.'s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of On Demand Heavy Duty, Corp.


Date: November 25, 2009             By: /s/ Cody Love
                                       -----------------------------------------
                                    Name:  Cody Love
                                    Title: Chief Executive and Financial Officer


A signed original of this written statement required by Section 906 has been provided to On Demand Heavy Duty, Corp. and will be retained by On Demand Heavy Duty, Corp. and furnished to the Securities and Exchange Commission or its staff upon request.